                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SECURITY INCOME FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                              SECURITY INCOME FUND
                           TO BE HELD OCTOBER 29, 1999
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE STOCKHOLDERS OF
   >  SECURITY INCOME FUND
      *  CORPORATE BOND SERIES
      *  U.S. GOVERNMENT SERIES
      *  LIMITED MATURITY BOND SERIES
      *  HIGH YIELD SERIES
      *  CAPITAL PRESERVATION SERIES

   Notice is hereby given that an annual meeting of the stockholders of Security Income Fund (the "Fund"), a Kansas corporation, will be held at the offices of Security Income Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on October 29, 1999 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To elect six directors to serve on the Board of Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

   2. To ratify or reject the selection of the firm of Ernst & Young LLP as independent accountants for the Fund's current fiscal year.

   3. a. To eliminate the Fund's fundamental investment limitation concerning investment in companies with less than three years' operating history.

       b. To eliminate the Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, investment manager or underwriter own more than 5% of the outstanding securities of such issuer.

       c. To amend the Fund's fundamental investment limitation concerning diversification.

       d. To amend the Fund's fundamental investment limitation concerning share ownership of any one issuer.

       e. To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.

       f. To amend the Fund's fundamental investment limitation concerning underwriting.

       g. To amend the Fund's fundamental investment limitation concerning buying or selling real estate.

       h. To amend the Fund's fundamental investment limitation concerning commodities or commodities contracts.

       i. To amend the Fund's fundamental investment limitation concerning lending.

       j. To eliminate the Fund's fundamental investment limitation concerning investment in puts, call, straddles or spreads.

       k. To eliminate the Fund's fundamental investment limitation concerning investment in oil, gas, mineral leases or other mineral exploration development programs.

       l. To amend the Fund's fundamental investment limitation concerning borrowing.

       m. To eliminate the Fund's fundamental investment limitation concerning investment in other investment companies.

       n. To amend the Fund's fundamental investment limitation concerning senior securities.

       o. To eliminate the Fund's fundamental investment limitation concerning restricted securities.

   4. To approve or disapprove an arrangement and new investment advisory contract that would permit Security Management Company, LLC, the Fund's investment adviser, with Board approval, to enter into or amend sub-advisory agreements without stockholder approval.

   5. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of Security Income Fund has fixed the close of business on August 31, 1999, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SECURITY INCOME FUND. ANY FORM OF PROXY THAT IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.


                                           By order of the Board of Directors of
                                                           Security Income Fund,
Topeka, Kansas                                                        AMY J. LEE
September 15, 1999                                                     Secretary

--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SECURITY INCOME FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 1999
                                 PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES


   The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Income Fund (the "Fund"). You may vote in person at the annual Meeting, by telephone, by Internet, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not return your proxy card if you are voting by telephone or Internet. You may revoke your proxy by submitting another proxy or a notice of revocation of your proxy in proper form to the Secretary of the Fund, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of the Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. To ensure that sufficient shares of common stock are represented at the Meeting to permit approval of the proposals set forth herein, the Fund may retain the services of a proxy solicitor to assist in soliciting proxies for a fee, plus reimbursement of out-of-pocket expenses. Proxies are expected to be mailed to the Fund's stockholders on or about September 15, 1999.


                                VOTING SECURITIES

   Only Fund stockholders of record at the close of business on August 31, 1999, are entitled to vote at the annual Meeting. On that date, the outstanding number of voting securities of each Series of common stock of the Fund (each a "Series" and collectively the "Series") was as follows:

--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND A COPY OF THE SEMI-ANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 1999, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO THE FUND, BY WRITING THE FUND AT 700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

-------------------------------------------------------------------------------
   SERIES OF COMMON STOCK                      SHARES OUTSTANDING
-------------------------------------------------------------------------------
                                    CLASS A           CLASS B         CLASS C
Corporate Bond Series            7,560,209.111     1,338,493.193        ---
U.S. Government Series           3,535,671.442     1,172,560.457        ---
Limited Maturity Bond Series       578,060.958       142,479.233        ---
High Yield Series                  448,298.361       316,719.819        ---
Capital Preservation Series      2,505,263.915        27,264.223     18,297.414
-------------------------------------------------------------------------------


   As of the Record Date, the following persons owned beneficially more than 5% of a Series.


---------------------------------------------------------------------------------------------
                                                                                 % OF SERIES'
                                                                   NUMBER OF     OUTSTANDING
    SERIES                           NAME                         SHARES OWNED     SHARES
---------------------------------------------------------------------------------------------
                Security Benefit Life Insurance Company Trste.
                        Agent for Security Benefit Life
                            700 SW Harrison Street                 603,960.516       6.79
  Corporate                  Topeka, KS 66636-0001
     Bond    --------------------------------------------------------------------------------
                          Capitol Federal Foundation
                            700 South Kansas Avenue                813,057.585       9.14
                               Topeka, KS 66603
---------------------------------------------------------------------------------------------
                          Capitol Federal Foundation
                            700 South Kansas Avenue                503,658.767      10.70
                               Topeka, KS 66603
    U.S.     --------------------------------------------------------------------------------
 Government         Oklahoma Co. Employees Retirement Fund
                     Attention Betty Hurt/Forrest Freeman
                         320 Robert S. Kerr, Room 307              724,719.431      15.40
                            Oklahoma City, OK 73102
---------------------------------------------------------------------------------------------
                         Security Benefit Group, Inc.
                          Trust SBL Charitable Trust
                          Attention Finance Reporting               36,796.755       5.10
                            700 SW Harrison Street
                             Topeka, KS 66636-0002
             --------------------------------------------------------------------------------
   Limited           Sisters of St. Francis Ministry Fund
Maturity Bond                 3390 Windsor Avenue                  103,015.628      14.30
                            Dubuque, IA 52001-1326
             --------------------------------------------------------------------------------
                         Security Benefit Group, Inc.
                          Attention Finance Reporting
                            700 SW Harrison Street                 335,852.967      46.61
                             Topeka, KS 66636-0002
---------------------------------------------------------------------------------------------
                     Sisters of St. Francis Ministry Fund
                              3390 Windsor Avenue                   52,746.348       6.89
                            Dubuque, IA 52001-1326
             --------------------------------------------------------------------------------
                             Security Benefit Life
                           SBL Employee Pension Plan
 High Yield               Attention John R. Wood - FI               54,600.451       7.14
                                 700 Harrison
                               Topeka, KS 66636
             --------------------------------------------------------------------------------
                         Security Benefit Group, Inc.
                          Attention Finance Reporting
                            700 SW Harrison Street                 430,345.339      56.25
                             Topeka, KS 66636-0002
---------------------------------------------------------------------------------------------
                    Security Benefit Life Insurance Company
  Capital                         Seed Money
Preservation                700 SW Harrison Street               2,528,076.585      98.65
                             Topeka, KS 66636-0001
---------------------------------------------------------------------------------------------


   Each Series of the Fund's common stock has a par value of $1.00 per share. Each share is entitled to one vote and shares of the Series will be voted together with respect to Proposal Nos. 1 and 2. Shares of each Series will be voted separately with respect to Proposal Nos. 3 and 4, as set forth in the table below.

------------------------------------------------------------------------------------------------------------------------------------
                                    PROPOSAL                                                         SERIES AFFECTED
------------------------------------------------------------------------------------------------------------------------------------
1.   To elect six (6) directors to the Board of Directors.                           All Series of the Fund
------------------------------------------------------------------------------------------------------------------------------------
2.   To ratify  or  reject  the  selection  of Ernst & Young LLP as  independent     All Series of the Fund
     accountants of the Fund for fiscal year 1999
------------------------------------------------------------------------------------------------------------------------------------
3a.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except High Yield and
     investment in companies with less than three years' operating history.          Capital Preservation
------------------------------------------------------------------------------------------------------------------------------------
3b.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except Capital
     purchasing  securities  of an issuer in which the officers and directors of     Preservation
     the  Fund,  investment  manager  or  underwriter  own  more  than 5% of the outstanding securities of such issuer.
------------------------------------------------------------------------------------------------------------------------------------
3c.  To  amend  the  Fund's   fundamental   investment   limitation   concerning     All Series of the Fund, except High Yield and
     diversification.                                                                Capital Preservation
------------------------------------------------------------------------------------------------------------------------------------
3d.  To amend the Fund's  fundamental  investment  limitation  concerning  share     All Series of the Fund, except Capital
     ownership of any one issuer.                                                    Preservation
------------------------------------------------------------------------------------------------------------------------------------
3e.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except Capital
     investing for control of portfolio companies.                                   Preservation
------------------------------------------------------------------------------------------------------------------------------------
3f.  To  amend  the  Fund's   fundamental   investment   limitation   concerning     All Series of the Fund, except Capital
     underwriting.                                                                   Preservation
------------------------------------------------------------------------------------------------------------------------------------
3g.  To amend the Fund's fundamental  investment limitation concerning buying or     All Series of the Fund, except Capital
     selling real estate.                                                            Preservation
------------------------------------------------------------------------------------------------------------------------------------
3h.  To  amend  the  Fund's   fundamental   investment   limitation   concerning     All Series of the Fund, except Capital
     commodities or commodities contracts.                                           Preservation
------------------------------------------------------------------------------------------------------------------------------------
3i.  To amend the Fund's fundamental investment limitation concerning lending.       All Series of the Fund, except Capital
                                                                                     Preservation
------------------------------------------------------------------------------------------------------------------------------------
3j.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except High Yield and
     investment in puts, calls, straddles or spreads.                                Capital Preservation
------------------------------------------------------------------------------------------------------------------------------------
3k.  To eliminate the Fund's fundamental  investment  limitation concerning oil,     All Series of the Fund, except Capital
     gas, mineral leases or other mineral exploration development programs.          Preservation
------------------------------------------------------------------------------------------------------------------------------------
3l.  To amend the Fund's fundamental investment limitation concerning borrowing.     All Series of the Fund, except Capital
                                                                                     Preservation
------------------------------------------------------------------------------------------------------------------------------------
3m.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except Capital
     investment in other investment companies.                                       Preservation
------------------------------------------------------------------------------------------------------------------------------------
3n.  To amend the Fund's  fundamental  investment  limitation  concerning senior     All Series of the Fund, except High Yield,
     securities.                                                                     Limited Maturity Bond and Capital Preservation
------------------------------------------------------------------------------------------------------------------------------------
3o.  To  eliminate  the  Fund's  fundamental  investment  limitation  concerning     All Series of the Fund, except Capital
     restricted securities.                                                          Preservation
------------------------------------------------------------------------------------------------------------------------------------

4.   To  approve  or  disapprove  an  arrangement  and new  investment  advisory     All Series of the Fund
     contract that would permit  Security  Management  Company,  LLC, the Fund's
     investment   adviser,   with  Board  approval,   to  enter  into  or  amend
     sub-advisory agreements without stockholder approval.
------------------------------------------------------------------------------------------------------------------------------------


   The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting.


   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such a person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposals described herein and any other proposal that may come before the Meeting.

   In the event that a sufficient number of votes to approve a proposal were not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

   The Board of Directors has proposed a slate of six persons for election as directors of the Fund, each to hold office until the next annual meeting (if any) or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Fund and has consented to his or her nomination and agreed to serve if elected. Each director was elected by stockholders, except James R. Schmank, who was elected by the other directors on February 10, 1999, and Maynard F. Oliverius, who was so elected on February 6, 1998. If any of the nominees is not available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

   The names of the nominees to the Fund's Board of Directors and their respective offices and principal occupations are set forth below.

                    NOMINEES TO THE FUND'S BOARD OF DIRECTORS


------------------------------------------------------------------------------------------------------------------------------------
                                                                FUND SHARES
                                                            BENEFICIALLY OWNED,           ALL OTHER SECURITY FUNDS'
                                                          DIRECTLY OR INDIRECTLY,           SHARES OWNED DIRECTLY
                                                               AS OF 8/31/99                    AS OF 8/31/99             DATE FIRST
NAME, AGE, ADDRESS, POSITION ON                         ---------------------------    -------------------------------     BECAME A
FUND BOARD AND PRINCIPAL OCCUPATIONS                    FUND              SHARES       FUND                 SHARES         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONALD A. CHUBB, JR., 54,                               Corporate Bond      524.298    Ultra                   831.414       1994
2222 SW 29th Street, Topeka, Kansas 66611,                                             Equity                5,700.224
POSITION ON FUND BOARD: Director of the Fund                                           Growth & Income         196.768
PRINCIPAL OCCUPATIONS: Business broker, Griffith &                                     Cash                  2,597.680
Blair Realtors. Prior to 1997, President, Neon Tube                                    Global                  512.299
Light Company, Inc.                                                                    Total Return            909.027
                                                                                       Select 25             4,425.873
                                                                                       SBL Fund - Series A     881.954
                                                                                       SBL Fund - Series B      44.228
                                                                                       SBL Fund - Series S     318.674
------------------------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND*, 63,                                                         0.000    Equity               17,190.692       1990
700 SW Harrison Street, Topeka, Kansas 66636-0001,                                     Growth & Income       1,612.813
POSITION ON FUND BOARD: President and Director of                                      Value                 2,802.012
the Fund                                                                               Small Company         2,181.149
PRINCIPAL OCCUPATIONS: Senior Vice President and                                       Select 25             7,339.153
Managing Member Representative, Security Management                                    Cash                    400.180
Company, LLC; Senior Vice President, Security
Benefit Group, Inc. and Security Benefit Life
Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
PENNY A. LUMPKIN, 60,                                   Corporate Bond      700.342    Ultra                   837.332       1993
3616 Canterbury Town Road, Topeka, Kansas 66610,        U.S. Government     211.051    Equity                1,698.384
POSITION ON FUND BOARD: Director of the Fund                                           Growth                1,193.708
PRINCIPAL OCCUPATIONS: President, Vivians (Corporate                                   Cash                    653.540
Sales); Vice President, Palmer Companies                                               Municipal Bond          652.446
(Wholesalers, Retailers and Developers); Vice                                          Global                1,403.881
President, Bellairre Shopping Center (Leasing and                                      Value                   297.442
Shopping Center Management)                                                            SBL Fund - Series B      38.605
------------------------------------------------------------------------------------------------------------------------------------
MARK L. MORRIS, JR., DVM, 65,                           Corporate Bond    3,571.388    Equity               10,957.891       1990
5500 SW 7th Street, Topeka, Kansas 66606,
POSITION ON FUND BOARD: Director of the Fund
PRINCIPAL OCCUPATIONS: Retired. Former General
Partner, Mark Morris Associates (Veterinary Research
and Education)
------------------------------------------------------------------------------------------------------------------------------------
MAYNARD F. OLIVERIUS, 57,                                                     0.000    Equity                3,060.812       1998
1500 SW 10th Avenue, Topeka, Kansas 66604,                                             Cash                 13,230.470
POSITION ON FUND BOARD: Director of the Fund                                           SBL Fund - Series A   3,585.162
PRINCIPAL OCCUPATIONS: President and Chief Executive
Officer, Stormont-Vail Health Care
------------------------------------------------------------------------------------------------------------------------------------
JAMES R. SCHMANK*, 46,                                  High Yield        1,419.117    Ultra                 8,979.689       1999
700 SW Harrison Street, Topeka, Kansas 66636-0001,                                     Equity               41,589.281
POSITION ON FUND BOARD: Vice President and Director                                    Growth & Income         761.420
of the Fund                                                                            Global                1,803.972
PRINCIPAL OCCUPATIONS: President and Managing Member                                   Select 25             3,786.587
Representative of Security Management Company, LLC;                                    Value                 2,251.431
Senior Vice President, Security Benefit Group, Inc.                                    Small Company         3,240.115
and Security Benefit Life Insurance Company                                            Cash                 36,487.920
------------------------------------------------------------------------------------------------------------------------------------

*Nominees who are considered  "interested  persons" of Security Management Company, LLC by reason of their respective positions with
 Security Management Company, LLC, the Fund's investment adviser, and Security Distributors, Inc., the Fund's principal underwriter.

------------------------------------------------------------------------------------------------------------------------------------


   The directors are responsible for general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of its stockholders. The Board of Directors held four meetings during fiscal year 1998, and each director standing for reelection attended all of those meetings, except Mr. Oliverius who attended three Board meetings subsequent to his election in February 1998 and Mr. Schmank who was not elected until February 1999. The Board of Directors has held four meetings so far during fiscal year 1999 and each director standing for reelection has attended all of the meetings, except Mr. Cleland who has attended three of the four meetings. The Board of Directors currently has one committee, the Joint Audit Committee, which also serves as the Nominating Committee.

   The following directors are members of the Fund's Joint Audit Committee: Ms. Lumpkin, Chairperson; Dr. Morris; and Mr. Chubb. The Joint Audit Committee holds at least one regular meeting each year, at which time it meets with the Fund's independent accountants to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit performed; and (5) any questions or concerns about the Fund's operations. The Joint Audit Committee met once in 1998 and has met once so far in 1999. All members of the committee participated in the meetings.

   The Nominating Committee meets on an as-needed basis. The committee did not meet in 1998 and has not met in 1999. The purpose of the committee is to review and recommend to the full Board of Directors candidates for election as independent directors to fill vacancies on the Fund's Board. The Nominating Committee will consider written recommendations from stockholders for possible nominees. Stockholders should submit their written recommendations to the secretary of the Fund.

   The Fund's directors, except Mr. Cleland and Mr. Schmank who are "interested persons" of the Investment Manager, receive from the Fund an annual retainer of $1,667 and a fee of $1,000 per meeting, plus reasonable travel costs, for each meeting of the Board of Directors attended. In addition, those directors who are members of the Fund's joint audit committee receive a fee of $1,000 per meeting and reasonable travel costs for each meeting of the Fund's audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the 35 funds to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on each fund's relative net assets.

   The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Investment Manager. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1998, and the aggregate compensation paid to each of the directors during fiscal year 1998 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

--------------------------------------------------------------------------------------------------------
                                        PENSION OR RETIREMENT
                          AGGREGATE      BENEFITS ACCRUED AS                          TOTAL COMPENSATION
                        COMPENSATION    PART OF FUND EXPENSES    ESTIMATED ANNUAL     FROM THE SECURITY
NAME OF DIRECTOR        ------------    ---------------------     BENEFITS UPON         FUND COMPLEX,
OF THE FUND             INCOME FUND          INCOME FUND           RETIREMENT        INCLUDING THE FUNDS
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.       $2,167                $0                     $0                 $26,000
John D. Cleland                 0                 0                      0                       0
Penny A. Lumpkin            2,167                 0                      0                  26,000
Mark L. Morris, Jr.         2,172                 0                      0                  26,294
Maynard Oliverius*          1,500                 0                      0                  18,000
James R. Schmank                0                 0                      0                       0
--------------------------------------------------------------------------------------------------------

*Mr. Oliverius was first elected to the Board of Directors by the other directors on February 6, 1998.

--------------------------------------------------------------------------------------------------------

                                  REQUIRED VOTE

   In the election of directors, each stockholder is entitled to vote that number of shares owned as of the record date multiplied by the number of directors to be elected. A stockholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as "cumulative voting."

   A plurality of the combined votes cast at the meeting by the stockholders of all Series of the Fund is sufficient to approve the election of a director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS


   The selection by the Fund's Board of Directors of the firm of Ernst & Young LLP as the independent accountants for the Fund for the current fiscal year end is to be submitted for ratification or rejection by stockholders at the annual meeting. The firm of Ernst & Young LLP, including a predecessor firm, Arthur Young and Company, has served the Fund as independent accountants since its inception. The independent accountants have no direct or material indirect financial interest in the Fund. Representatives of the firm of Ernst & Young LLP are not expected to be present at the annual meeting. Approval of this Proposal No. 2 requires the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.


                                 PROPOSAL NO. 3
    TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND


   Certain investment limitations of each Series of the Fund are matters of fundamental policy and may not be changed without the approval of the Series' stockholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Series be amended or eliminated as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform the investment policies of the Series to those of other mutual funds managed by the Investment Manager. The changes will allow the Investment Manager to manage each Series' investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Series' stockholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations, in some cases, also will give the Series the flexibility to change its investment methods in the future without a stockholder vote, provided that the Board of Directors approves any such change. Set forth below is each of the proposed changes. Stockholders have the option to approve all, some or none of the proposed changes.


                                PROPOSAL NO. 3(A)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
      INVESTMENT IN COMPANIES WITH LESS THAN THREE YEARS' OPERATING HISTORY

   Each Series of the Fund, except High Yield Series and Capital Preservation Series, is currently subject to a fundamental investment limitation concerning investment in companies having a record of less than three years' continuous operation, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to  invest in  companies  having a    As an operating policy, the Series may
record of less than three years' not invest in securities of an issuer continuous operation, which may that, together with any predecessor,
include the  operations of predecessor    has been in  operation  for less  than
corporations.                             three years if, as a result, more than
                                          5% of the  total  assets  of a  Series
                                          would   then  be   invested   in  such
                                          securities.
--------------------------------------------------------------------------------


   Adoption of the proposed standardized operating policy would facilitate the Investment Manager's compliance program and would enable the Series to respond more promptly if purchase of the securities of unseasoned issuers becomes more desirable in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(A).


                                PROPOSAL NO. 3(B)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE OFFICERS AND DIRECTORS
          OWN MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

   Each Series of the Fund, except Capital Preservation Series, is currently subject to a fundamental investment limitation concerning purchasing the securities of an issuer if the officers and directors of the Fund, Underwriter, or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities. The Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation.


   This limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Series for sale. The Series are no longer subject to such requirements. The Investment Manager recommends that this fundamental investment limitation be eliminated because, while it has not precluded investments in the past, its elimination could increase the Series' flexibility when choosing investments in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(B).


                                PROPOSAL NO. 3(C)
    TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION

   Each Series of the Fund, except the High Yield Series and the Capital Preservation Series, is currently subject to a fundamental limitation concerning the diversification of its assets among issuers, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental limitation is currently in place for High Yield Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to invest more than 5% of its Not to invest more than 5% of its assets in the securities of any one total assets in the securities of any
issuer  (other than  securities of the    one issuer (other than obligations of,
U.S.   Government,   its  agencies  or    or guaranteed by, the U.S. Government,
instrumentalities).                       its  agencies  or  instrumentalities);
                                          provided that this limitation  applies
                                          only with  respect to 75% of a Series'
                                          total assets.
--------------------------------------------------------------------------------


   The proposed fundamental investment limitation would conform each Series' investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow each Series of the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, a Series would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Series' total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Series by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer.

   The Series interpret this proposed limitation to require that any positions in a single issuer in excess of 5%, in total must not exceed 25%, of the Series' total assets. For example, a Series would not invest 30% of its total assets in the securities of a single issuer on the basis that 25% was allocated to the non-diversified 25% of total assets and 5% was allocated to the diversified 75% of total assets.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Series the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Series. While the Series have no present intention of taking large positions in the securities of a single issuer, the flexibility to do so may be beneficial to the Series at a future date. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(C).


                                PROPOSAL NO. 3(D)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                  CONCERNING SHARE OWNERSHIP OF ANY ONE ISSUER

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning limits on investment in the outstanding voting securities of any one issuer, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase more than 10% of the Not to purchase a security if, as a outstanding voting securities (or of result, with respect to 75% of the
any   one    class   of    outstanding    value of a Series' total assets,  more
securities) of any one issuer (other than 10% of the outstanding voting than securities of the U.S. securities of any issuer would be held Government, its agencies or by the Series (other than obligations
instrumentalities).                       issued  or   guaranteed  by  the  U.S.
                                          Government,     its     agencies    or
                                          instrumentalities).
--------------------------------------------------------------------------------


The proposed fundamental investment limitation would conform the Series' investment limitation to Section 5(b)(1) of the Investment Company Act of 1940 and would allow each Series of the Fund to invest a greater percentage of its assets in a single issuer. If the proposed investment limitation were adopted, a Series would be limited, with respect to 75% of its total assets, to purchasing no more than 10% of the outstanding voting securities of any one issuer. No such limitation would apply, however, to the remaining 25% of the Series' total assets. The proposed fundamental investment limitation, if adopted, could increase the risk to the Series by permitting it to invest a greater percentage of its assets in a single issuer and correspondingly to have greater exposure in the event of adverse developments with respect to such an issuer. While the Series have no present intention of investing greater percentages of their assets in any single issuer, the flexibility to do so may be beneficial to the Series at a future date.

   The Board of Directors believes that adoption of the amended limitation is in the best interests of stockholders because a standardized fundamental investment limitation will facilitate investment compliance efforts and will give the Series the flexibility to take a larger position in the securities of a single issuer if the Investment Manager believes that such a position is advisable and is consistent with the investment objective and policies of the Series. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(D).


                                PROPOSAL NO. 3(E)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
             CONCERNING INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

   Each Series of the Fund, except the Capital Preservation Series, currently is subject to a fundamental investment limitation concerning investing for control of portfolio companies. The Investment Manager recommends eliminating the fundamental limitation and replacing it with an operating policy that may be changed by the directors without a vote of stockholders. The current fundamental limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to invest in companies for the As an operating policy, the Series may purpose of exercising control of not invest in companies for the
management.                               purpose of  exercising  management  or
                                          control.
--------------------------------------------------------------------------------


   Elimination of this fundamental investment limitation is unlikely to affect the Series' investment techniques as it has no present intention of investing for control of portfolio companies. The Board of Directors believes that eliminating this fundamental limitation and replacing it with an operating policy is in the best interests of stockholders, because a standardized fundamental investment limitation will facilitate investment compliance efforts. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(E).


                                PROPOSAL NO. 3(F)
     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning underwriting, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the
Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not   to   act   as   underwriter   of    Not   to   act   as   underwriter   of
securities of other issuers.              securities issued by others, except to
                                          the  extent   that  a  Series  may  be
                                          considered an  underwriter  within the
                                          meaning of the  Securities Act of 1933
                                          in  the   disposition   of  restricted
                                          securities.
--------------------------------------------------------------------------------


   The primary purpose of the proposed change is to clarify that the Series are not prohibited from selling restricted securities if, as a result of such sale, a Series would be considered an underwriter under federal securities laws. Approval of this Proposal may subject the Series to additional risk of liability in that underwriters have heightened obligations to purchasers in connection with sales of securities. The Series do not intend to invest in restricted securities in a manner that would cause a Series to be deemed an underwriter and, as a result, consider the risk to be remote. A secondary purpose of this Proposal is to revise the Series' fundamental limitation on underwriting so that it conforms to a limitation that is expected to become standard for all funds managed by the Investment Manager. While the proposed change will have no current impact on the Series, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization discussed above. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(F).


                                PROPOSAL NO. 3(G)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                    CONCERNING BUYING OR SELLING REAL ESTATE

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in real estate, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (a fundamental investment limitation substantially similar to the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to purchase or sell real estate.      Not to  purchase  or sell real  estate
                                          unless   acquired   as  a  result   of
                                          ownership  of   securities   or  other
                                          instruments   (but   this   shall  not
                                          prevent a Series  from  investment  in
                                          securities or other instruments backed
                                          by  real  estate  or   securities   of
                                          companies  engaged in the real  estate
                                          business).
--------------------------------------------------------------------------------


   The Series have interpreted this fundamental investment limitation to allow the purchase of securities or other instruments backed by real estate or securities of companies engaged in the real estate business. The proposed investment limitation makes explicit this interpretation and also specifically permits the Series to sell real estate acquired as a result of ownership of securities or other instruments. The Investment Manager considers direct ownership of real estate as a result of ownership of securities or other instruments to be a remote possibility. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(G).


                                PROPOSAL NO. 3(H)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                 CONCERNING COMMODITIES OR COMMODITIES CONTRACTS

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in commodities or commodities contracts, and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not  to  buy or  sell  commodities  or    Not  to  purchase  or  sell   physical
commodity contracts.                      commodities,  except that a Series may
                                          enter  into  futures   contracts   and
                                          options thereon.
--------------------------------------------------------------------------------


   The Series have interpreted the fundamental policy limitation concerning commodities to allow investment in financial futures contracts and options thereon. The proposed amendment of this fundamental policy limitation modernizes the language to reflect this interpretation but does not change the Series' approach to investing in commodities. The Series do not intend to engage in the buying or selling of physical commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(H).


                                PROPOSAL NO. 3(I)
        TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING

   Each Series of the Fund is currently subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (a fundamental investment limitation substantially similar to the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to make loans to other persons Not to lend any security or make any other than for the purchase of other loan if, as a result, more than publicly distributed debt securities 33 1/3% of a Series' total assets and U.S. Government obligations or by would be lent to other parties, except
entry into repurchase agreements.         (i) through the  purchase of a portion
                                          of an  issue  of  debt  securities  in
                                          accordance    with   its    investment
                                          objective  and  policies,  or  (ii) by
                                          engaging in repurchase agreements with
                                          respect to portfolio securities.

                                          As an operating policy,  the Series do
                                          not  currently  intend to lend  assets
                                          other   than   securities   to   other
                                          parties.  (This  limitation  does  not
                                          apply to purchases of debt  securities
                                          or to repurchase agreements.)
--------------------------------------------------------------------------------


   This proposal if adopted would affect the way in which the Series are managed in that it would allow the Series to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series' investment program. While the securities loans are outstanding, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series would have a right to call each loan and obtain the securities within the period of time that coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Series would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.


   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager to be of good standing and would not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending, the adoption of standardized investment policies as proposed will advance the goals of investment limitation standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(I).

                                PROPOSAL NO. 3(J)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
           CONCERNING INVESTMENT IN PUTS, CALLS, STRADDLES OR SPREADS

   Each Series of the Fund, except the High Yield Series and the Capital Preservation Series, is currently subject to a fundamental investment limitation concerning investment in puts, calls, straddles, spreads or a combination thereof, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to  invest  its  assets  in  puts,    As an operating policy, the Series may
calls,  straddles,   spreads,  or  any    buy  and  sell   exchange-traded   and
combination thereof.                      over-the-counter put and call options,
                                          including  index  options,  securities
                                          options,  currency options and options
                                          on  futures,  provided  that a call or
                                          put may be  purchased  only  if  after
                                          such  purchase,  the value of all call
                                          and put options  held by a Series will
                                          not  exceed  5% of the  Series'  total
                                          assets.  The  Series  may  write  only
                                          covered  put  and  call  options.  The
                                          Series  do  not  currently  intend  to
                                          engage   in    spread   or    straddle
                                          transactions.
--------------------------------------------------------------------------------


   A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, the Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series' portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

   The Series will write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Series' ability to close out options it has written.

   A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series will write only covered put options, which means that a Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times in which the put option is outstanding. By writing a put option, the Series will assume the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

   Options can be highly volatile and could result in reduction of the Series' total return, and the Series' attempt to use such investments for hedging purposes may not be successful. Losses from options could be significant if the Series were unable to close out its position due to distortions in the market or lack of liquidity.

   The use of options involves investment risks and transaction costs to which the Series would not be subject absent the use of options. If the Investment Manager seeks to protect the Series against potential adverse movements in the securities, currency or interest rate markets using options, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of options and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use options strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

   The Board of Directors has considered the risks associated with investment in options and believes that the use of options may be beneficial to the Series of the Fund under certain circumstances. The Board of Directors further believes that adoption of standardized operating policies will contribute to the overall objectives of standardization. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(J).


                                PROPOSAL NO. 3(K)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
              CONCERNING INVESTMENT IN OIL, GAS, MINERAL LEASES OR
                 OTHER MINERAL EXPLORATION DEVELOPMENT PROGRAMS

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning investment in limited partnerships or similar interests in oil, gas, mineral leases or mineral exploration or development programs, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
Not to invest in limited partnerships As an operating policy, the Series do or similar interests in oil, gas, not currently intend to invest in oil, mineral lease, mineral exploration or gas, mineral leases or other mineral
development    programs;     provided,    exploration or development programs.
however,  that the Fund may  invest in
the  securities of other  corporations
whose    activities    include    such
exploration and development.
--------------------------------------------------------------------------------


   The proposed change would not currently affect the Series. Adoption of a standardized operating policy would, however, facilitate the Investment Manager's compliance efforts and would enable the Series to respond more promptly in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(K).


                                PROPOSAL NO. 3(L)
       TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below (a fundamental investment limitation substantially similar to the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
With  respect  to  Corporate  Bond and    Not to  borrow in excess of 33 1/3% of
U.S.  Government Series, not to borrow    a Series' total assets.
money except for  emergency  purposes,
and  then not in  excess  of 5% of its    As an operating policy, the Series may
total  assets  at the time the loan is    not borrow money or securities for any
made. With respect to Limited Maturity    purposes  except that  borrowing up to
Bond  Series,  not to borrow  money in    10% of a  Series'  total  assets  from
excess of 10% of its  total  assets at    commercial   banks  is  permitted  for
the  time  the  loan is made  and then    emergency or temporary purposes.
only   as   temporary    measure   for
emergency   purposes,   to  facilitate
redemption  requests,   or  for  other
purposes     consistent    with    its
investment  objectives  and  policies.
With respect to High Yield Series, not
to borrow  money,  except that (a) the
Series may enter into certain  futures
contracts and options related thereto;
(b)  the   Series   may   enter   into
commitments to purchase  securities in
accordance with the Series' investment
program,  including  delayed  delivery
and when-issued securities and reverse
repurchase  agreements;  and  (c)  for
temporary  emergency   purposes,   the
Series  may  borrow  in  amounts   not
exceeding  33 1/3% of the value of the
Series'  total  assets at the time the
loan is made.
--------------------------------------------------------------------------------

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of stockholders. The operating policy could be changed upon the vote of the Board of Directors.


   Adoption of the proposed amendment is not expected to affect the way the Series are managed, the investment performance of the Series, or the securities or instruments in which the Series invest.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the operating policy in the future to allow the Series to engage in leveraging. Leveraging is a speculative investment technique that consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Series would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Series have no current intention of purchasing securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Series at a future date.

   The proposed change will have no current impact on the Series. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Series to respond more promptly if circumstances suggest such a change in the future. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(L).


                                PROPOSAL NO. 3(M)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
               CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES


   Each Series of the Fund, except the Capital Preservation Series, currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.


--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
With  respect  to  Corporate  Bond and    As an operating policy, the Series may
U.S. Government Series, not to not, except in connection with a purchase securities of other merger, consolidation, acquisition, or investment companies. With respect to reorganization, invest in the
Limited Maturity Bond and High Yield securities of other investment Series, not to purchase securities of companies, except in compliance with
other  investment  companies except in    the Investment Company Act of 1940.
compliance with the Investment Company
Act of 1940.
--------------------------------------------------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Fund's investment practices, because the Fund currently does not expect to invest in shares of other investment companies. However, investment in shares of money market mutual funds may from time to time offer a convenient way to invest the Fund's idle cash. To the extent that the Fund invests in shares of other investment companies, it will have the effect of requiring stockholders to pay the operating expenses of two mutual funds. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(M).

                                PROPOSAL NO. 3(N)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                          CONCERNING SENIOR SECURITIES

   Each Series of the Fund currently is subject to a fundamental investment limitation concerning senior securities, and the Investment Manager recommends that stockholders approve the amendment of this fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below (the proposed fundamental investment limitation is currently in place for the Limited Maturity Bond and High Yield Series of the Fund, and a fundamental investment limitation substantially similar to the proposed fundamental investment limitation is currently in place for the Capital Preservation Series of the Fund).

--------------------------------------------------------------------------------
                CURRENT                                  Proposed
--------------------------------------------------------------------------------
Not to issue senior securities.           Not to issue senior securities, except
                                          as  permitted   under  the  Investment
                                          Company Act of 1940.
--------------------------------------------------------------------------------


   The primary purpose of this proposed change is to revise the Series' fundamental investment limitation to conform to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is adopted, the new limitation concerning senior securities could not be changed without a vote of stockholders.

   The proposed limitation allows the Series to issue senior securities to the full extent permitted under the Investment Company Act of 1940 (the "1940 Act"). Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a fund that has claim to the fund's assets or earnings that takes precedence over the claims of the fund's stockholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" provided certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date, such as the purchase of securities to be settled on a date that is further in the future than the normal settlement period, may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Series would utilize transactions that may be considered "senior securities" only in accordance with applicable requirements under the 1940 Act.

   Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Series are managed, their investment performance or the securities or instruments in which the Series invest. The Board of Directors believes, however, that adoption of a standardized fundamental investment limitation is in the best interests of stockholders because it will facilitate the Investment Manager's compliance efforts. In addition, the Board believes that the proposed limitation will allow the Series to respond to developments in the mutual fund industry and the 1940 Act which may make the use of senior securities advantageous. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(N).


                                PROPOSAL NO. 3(O)
               TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                        CONCERNING RESTRICTED SECURITIES

   Each Series of the Fund, except the Capital Preservation Series, currently is subject to a fundamental investment limitation concerning restricted securities, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with an operating policy that could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.


--------------------------------------------------------------------------------
                CURRENT                                  PROPOSED
--------------------------------------------------------------------------------
With  respect  to  Corporate  Bond and    As an operating  policy,  a Series may
U.S. Government Series, not to invest not invest more than 10% of its total in restricted securities. With respect assets in securities which are to Limited Maturity Bond Series, not restricted as to disposition under the to invest in restricted securities federal securities laws, except that unless eligible for resale pursuant to the Series may purchase without regard Rule 144A under the Securities Act of to this limitation restricted 1933. With respect to High Yield securities which are eligible for Series, not to invest more than 15% of resale pursuant to Rule 144A under the its total assets in illiquid Securities Act of 1933 (the "1933
securities.                               Act").  A Series may not  invest  more
                                          than  15%  of  its  total   assets  in
                                          illiquid securities.
--------------------------------------------------------------------------------

   The Series' current fundamental limitation prohibits or limits investment in restricted securities and, with respect to High Yield Series, limits investment in illiquid securities to 15% of its total assets. An illiquid security is generally any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Restricted securities, particularly those that are not eligible for resale pursuant to Rule 144A, are often illiquid.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Series may be obligated to pay all or part of the registration expenses, and a considerable period of time may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell.

   The Board of Directors believes that the proposed operating policy is in the best interests of stockholders because of the benefits of standardized limitations and the flexibility to respond more promptly if increased investment in restricted securities would be beneficial to the Series in the future. The limit on investment in illiquid securities would remain in place as an operating policy that may be changed without the approval of stockholders. The SEC currently limits a fund's investment in illiquid securities to 15% of its total assets.

   The Board of Directors proposes to limit investment in restricted securities to 10% of a Series' total assets, provided that there would be no limit on investment in securities that are eligible for resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Manager under the direction of the Board of Directors would determine whether securities purchased under Rule 144A are illiquid and therefore subject to the restriction of investing no more than 15% of a Series' net assets in illiquid securities. Increased investment in restricted securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3(O).


                                  REQUIRED VOTE

   Each of Proposal Nos. 3(a) through 3(o) will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act. A "majority vote" is defined as the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares.


   Each change that is approved by stockholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit A. For any change that is not approved by a majority vote of a Series shares, the Series' current investment limitation, as set forth in the applicable sub-portion of Proposal 3, would remain unchanged with respect to that Series. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Series, as set forth in Proposal No. 3, are in the best interests of stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL OF THE CHANGES SET FORTH IN PROPOSAL NO. 3.


                                 PROPOSAL NO. 4
             APPROVAL OF AN ARRANGEMENT AND NEW INVESTMENT ADVISORY
          CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC,
            WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY
                     AGREEMENTS WITHOUT STOCKHOLDER APPROVAL

   The Board of Directors of the Fund recommends the approval of an arrangement, along with a new Investment Advisory Contract, that together would permit SMC, subject to Board approval, to enter into and/or amend sub-advisory agreements without obtaining the approval of Fund stockholders.

   The Fund currently issues its shares in five separate series (each a "Series"). At this time, none of the Series utilizes the services of a sub-adviser and, currently, Capital Preservation Series does not utilize the services of an investment adviser. The Capital Preservation Series seeks to achieve its investment objective by investing all of its assets in the BT PreservationPlus Income Portfolio, which is managed by Bankers Trust Company. However, SMC may in the future wish to use one or more sub-advisers to manage all or part of a Series' assets. If the proposal were approved, SMC on behalf of the Fund, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory contract.

   Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by stockholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Fund, should SMC and the Board determine to appoint one or more sub-advisers in the future. In order to obtain stockholder approval in accordance with Section 15(a) of the 1940 Act, the Fund would have to prepare and distribute proxy materials and hold a special meeting of stockholders, causing it to incur costs and delays in implementing contracts with sub-advisers. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the stockholder approval requirements. SMC and the Fund have applied for such an exemption. If the exemption is granted and the proposal is approved, any sub-advisory agreement entered into would continue to require the approval of a majority of the Board, including a majority of the Directors who are not "interested persons" of the Fund or SMC (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of the Fund and its investors, authorize SMC to hire or replace one or more sub-advisers, or change the terms of sub-advisory agreements. The Fund would not have to obtain approval of stockholders, who would instead receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

   The Board has approved the submission of an application to the SEC for an order exempting the Fund from the requirement of the 1940 Act that stockholders approve sub-advisory agreements or amendments thereto. On July 23, 1999, the Board met to consider placing this proposal on the agenda for the stockholder meeting. After consideration of information about the proposal that was provided by SMC (including the information contained in the exemptive application), the Board concluded that the proposal is reasonable, fair, and in the best interest of the Fund and its stockholders. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by stockholders. As noted above, this proposal also involves the consideration of a new Investment Advisory Contract between the Fund, with respect to all Series, except Capital Preservation Series, and SMC. The new contract simply recognizes the fact that SMC may in the future, with Board approval, retain the services of one or more sub-advisers, replace sub-advisers or amend sub-advisory contracts as contemplated in this proposal. The new Investment Advisory Contract does NOT provide for any increase in the investment advisory fee paid to SMC. The existing and new Investment Advisory Contracts are described in more detail below under the headings "Existing Investment Advisory Contract" and "New Investment Advisory Contract," respectively.

   The Board now seeks the approval of Fund stockholders which would: (i) authorize SMC on behalf of the Fund to enter into sub-advisory agreements or amend such agreements without obtaining stockholder approval; and (ii) approve the new Investment Advisory Contract between the Fund, with respect to all Series, except Capital Preservation Series, and SMC. The Fund's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting the Fund to do so.

                      BOARD CONSIDERATION OF PROPOSAL NO. 4


   At its July 23, 1999 meeting, the Board considered various information provided by SMC, including the information contained in the exemptive application submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of the Fund and its investors. Among the things considered by the Board in reaching this conclusion was that (i) the proposal would permit the Fund to avoid the costs and administrative burden that would be incurred if the Fund was compelled to conduct a proxy solicitation each time SMC and the Board determine to hire a sub-adviser or amend a sub-advisory agreement; (ii) to the extent that SMC retains the services of a sub-adviser on behalf of the Fund, the sub-adviser plays a role analogous to that of an individual portfolio manager, thus making approval of the sub-advisory agreement less important to Fund stockholders; and
(iii) the proposal would maintain important safeguards and protections for Fund stockholders. The information considered by the Board is discussed in greater detail below.


   Currently, in order to approve a sub-advisory agreement (including the requirement to re-approve a sub-advisory agreement that has been terminated as a result of an "assignment"), to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the Fund must obtain the approval of stockholders. Seeking this approval imposes costs and burdens on the Fund and, indirectly, upon stockholders. Some of these costs include printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Accordingly, the Board considered that the proposal would permit the Fund to minimize these expenses and administrative burdens if, in the future, a sub-adviser was retained.

   In addition, under the current arrangement, once SMC and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of stockholders, a delay may occur until the Fund can obtain the necessary approval of stockholders. Typically, it requires approximately three months to prepare a proxy solicitation, send it to stockholders, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and SMC to reduce or eliminate this delay.

   The second factor considered by the Board was the fact that, to the extent a Fund uses the services of one or more sub-advisers, the sub-adviser plays a role analogous to that of an individual portfolio manager employed by a typical mutual fund's investment adviser, making approval of sub-advisory agreements less important. In the case of a mutual fund that does not use a sub-adviser, the fund's investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals on its staff to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to stockholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual to the stockholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of stockholders.

   Under a structure where sub-advisers are used, the sub-adviser takes the place of the individual portfolio manager. The investment adviser has ultimate accountability for the performance of the sub-advisers. The Board believes that, should the Fund use the services of a sub-adviser, stockholders will expect SMC to select and retain sub-advisers who successfully meet the Fund's objectives and policies and replace those who do not. The Board further believes that, in such cases, stockholders will determine to rely on SMC's ability to select, monitor, and terminate sub-advisers just as stockholders have currently elected to rely upon SMC to select individual portfolio managers and analysts on its staff and supervise them accordingly.

   The third factor considered by the Board was that the proposal preserves certain protections and safeguards for the Fund and its stockholders. For example, although the proposal would authorize SMC on behalf of the Fund to enter into or amend sub-advisory agreements, any change in the investment advisory contract between the Fund and SMC (or for Capital Preservation Series, entering into an investment advisory contract with SMC), or the replacement of SMC itself, would continue to require approval of Fund stockholders. In addition, stockholders would receive the same information about sub-advisers as they currently would. In the event SMC, with the approval of the Board, determines to use the services of a sub-adviser or to make a material change in a sub-advisory agreement, stockholders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

                                 APPROVAL BY SEC

   As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit the Fund to use the authority to enter into or amend sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. The application for exemption contains conditions to which the order would be subject. The conditions are set forth in Exhibit B. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. The Fund will agree to such changes if the Board and SMC determine that it is in the best interests of the Fund and its stockholders to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Fund and its stockholders.

                                  REQUIRED VOTE

   The proposal will be adopted with respect to a Series of the Fund if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 4.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   SMC currently serves as the investment adviser to the Series of the Fund, except Capital Preservation Series, pursuant to the terms of an Investment Advisory Contract dated March 27, 1987, as amended (the "Existing Contract"). The Existing Contract was last approved by the Board of Directors of the Fund on February 10, 1999 and was last approved by Fund stockholders on March 27, 1987. The Existing Contract has not been submitted to stockholders for approval since that date. Unless superseded by the proposed new Investment Advisory Contract, the Existing Contract will continue in effect until May 1, 2000, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Existing Contract, SMC furnishes each Series of the Fund, except Capital Preservation Series, with investment research and advice and an investment program. In addition, SMC provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the SEC. Under the terms of the Existing Contract, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Existing Contract, however, shall protect SMC against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

   SMC pays its expenses in connection with providing investment advisory services to the Fund under the Existing Contract. SMC has also agreed that, if the total annual expenses of any Series of the Fund, exclusive of interest, taxes, distribution fees paid under the Fund's Class B distribution plan, brokerage fees and extraordinary expenses, but inclusive of its own investment advisory fee, exceeds any expense limitation imposed by state securities law or regulation in any state in which shares are offered, SMC will contribute to such Series such funds or waive such portion of its fee as may be necessary to insure that the annual expenses of such Series will not exceed any such limitation.

   For its services under the Existing Contract, SMC receives from the Fund, on an annual basis, a fee equal to .50% of the average daily closing value of the Corporate Bond, U.S. Government and Limited Maturity Bond Series of the Fund, such fee computed daily and payable monthly. SMC receives with respect to the High Yield Series, an annual fee of .60% of the average daily closing value of the Series, computed daily and payable monthly. SMC received from the Fund advisory fees of $312,369 with respect to the Corporate Bond Series, $60,492 with respect to the U.S. Government Series, $35,063 with respect to the Limited Maturity Bond Series and $55,715 with respect to the High Yield Series. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1998.

   The Existing Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SMC. The Existing Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   SMC  also  serves  as the  Fund's  administrative  and  transfer  agent.  SMC
received,   in  the  aggregate  from  the  Series  of  the  Fund,   $81,783  for
administrative services and $191,501 for transfer agency services during the year ended December 31, 1998. The foregoing figures do not include amounts paid by the Capital Preservation Series of the Fund as it did not begin operations until May 3, 1999.

                      PROPOSED INVESTMENT ADVISORY CONTRACT

   SMC proposes to enter into a new Investment Advisory Contract (the "New Contract") with the Fund with respect to all Series of the Fund, except the Capital Preservation Series which does not have an Investment Advisory Contract as discussed above. The form of the New Contract is attached hereto as Exhibit
C. The form of the New Contract was proposed by SMC and was approved on July 23, 1999, by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party). Other than the provisions relating to sub-advisory arrangements, there are no material differences between the Existing Contract and the New Contract. In particular, the New Contract does NOT provide for any increase in the investment advisory fee paid to SMC. It is expected that the New Contract will become effective on November 1, 1999, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Fund.

   In approving the New Contract, and in recommending that stockholders approve the New Contract, the Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Fund by SMC; (2) SMC's past investment performance with respect to the Fund; (3) the costs of services to be provided by SMC; (4) the fact that the compensation payable to SMC by the Fund is the same under the New Contract as it is under the Existing Contract; (5) other sources of revenue accruing to SMC and its affiliates as a result of its relationship with the Fund, including any intangible benefits that accrue to SMC and its affiliates; (6) the Fund's expenses compared to other funds; and (7) such other factors as the Board deemed relevant. The Board gave equal weight to each of the above factors when considering approval of the New Contract. Based on the considerations above, the Board determined that the New Contract is in the best interests of the Fund and its stockholders.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR


   Security Distributors, Inc. ("SDI") is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of Security Benefit Group, Inc. ("SBG"), a holding company wholly owned by Security Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its members, SBL and SBG. SBL is wholly owned by Security Benefit Corp. (except for shares held by the Directors of SBL as required by Kansas law) and Security Benefit Corp. is wholly owned by Security Benefit Mutual Holding Company. The address of each of the foregoing companies is 700 SW Harrison Street, Topeka, Kansas 66636-0001. For the fiscal year ended December 31, 1998, the Fund paid $9,510 in Class A sales commissions to SDI.


   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------------------------------------------------
 NAME, AGE AND ADDRESS*                PRINCIPAL OCCUPATION                           POSITION WITH SMC      POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank, 46**        President and Managing Member Representative, SMC;   President and Managing    Vice President
                              Senior Vice President, Security Benefit Group,       Member Representative     and Director
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland, 63           Senior Vice President and Managing Member            Senior Vice President     President and Director
                              Representative, SMC; Senior Vice President,          and Managing Member
                              Security Benefit Group, Inc. and Security Benefit    Representative
                              Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank, 39           Senior Vice President and Portfolio Manager, SMC;    Senior Vice President     Vice President
                              Senior Vice President, Security Benefit Group,       and Portfolio Manager
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee, 38                Secretary, SMC; Vice President, Associate General    Secretary                 Secretary
                              Counsel and Assistant Secretary, Security Benefit
                              Group, Inc. and Security Benefit Life Insurance
                              Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser, 39          Second Vice President and Portfolio Manager, SMC;    Second Vice President     Vice President
                              Second Vice President, Security Benefit Group,       and Portfolio Manager
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur, 38             Assistant Vice President and Portfolio Manager,      Assistant Vice            Vice President
                              SMC; Assistant Vice President, Securty Benefit       President and
                              Group, Inc. and Security Benefit Life Insurance      Portfolio Manager
                              Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood, 35         Assistant Vice President and Treasurer, SMC;         Assistant Vice            Treasurer
                              Assistant Vice President, Security Benefit Group,    President and Treasurer
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard, 33   Assistant Secretary, SMC; Assistant Vice President   Assistant Secretary       Assistant Secretary
                              and Assistant Counsel, Security Benefit Group,
                              Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------

 *All located at 700 SW Harrison Street, Topeka, KS 66636-0001 unless otherwise noted.
**Principal executive officer

------------------------------------------------------------------------------------------------------------------------------------

   SMC acts as investment adviser for certain other mutual funds with investment objectives similar to the investment objectives of certain Series of the Fund. Set forth below are the names of the applicable Series of the Fund, the name of the other similar mutual fund, information concerning the similar funds' net assets as of June 30, 1999 and the fees paid to SMC for its services to the other mutual fund. SMC has not, pursuant to any applicable contract, waived or reduced its compensation for any of the similar mutual funds identified below.

---------------------------------------------------------------------------------------------------------
                                                                                       ANNUAL RATE OF
                                                                     NET ASSETS OF    COMPENSATION FOR
SERIES OF FUND NAME                           NAME OF SIMILAR FUND    SIMILAR FUND      SIMILAR FUND
---------------------------------------------------------------------------------------------------------
Security Income Fund, Corporate Bond Series    SBL Fund, Series E    $153,748,243    0.75% of net assets
Security Income Fund, High Yield Series        SBL Fund, Series P      18,105,136    0.75% of net assets
---------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.


--------------------------------------------------------------------------------
                          NUMBER OF SHARES BENEFICIALLY
                           OWNED AS OF AUGUST 31, 1999
                          BY ALL DIRECTORS AND EXECUTIVE         PERCENTAGE
         SERIES                OFFICERS AS A GROUP                OF CLASS
--------------------------------------------------------------------------------
                             CLASS A          CLASS B        CLASS A     CLASS B
Corporate Bond              4,796.028           ---           .063%        ---
U.S. Government               211.051           ---           .006%        ---
Limited Maturity Bond          ---              ---            ---         ---
High Yield                  1,419.117           ---           .317%        ---
Capital Preservation           ---              ---            ---         ---
--------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of August 31, 1999, except as shown in the above chart.
--------------------------------------------------------------------------------


                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1998, which was mailed to stockholders on or about March 1, 1999.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                           Security Income Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A
         PROPOSED FUNDAMENTAL INVESTMENT LIMITATIONS FOR CORPORATE BOND,
          U.S. GOVERNMENT, LIMITED MATURITY BOND AND HIGH YIELD SERIES

1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided that this limitation applies only with respect to 75% of a Series' total assets.

2. Not to purchase a security if, as a result, with respect to 75% of the value of the Series' total assets, more than 10 percent of the outstanding voting securities of any one issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. Not to act as underwriter of securities issued by others, except to the extent that a Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

4. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Series from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5. Not to purchase or sell physical commodities, except that a Series may enter into futures contracts and options thereon.

6. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Series' total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

7.  Not to borrow in excess of 33 1/3% of its total assets.

8. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

9. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

                                    EXHIBIT B
               CONDITIONS PROPOSED BY THE FUND AND SMC TO THE SEC
                AS PART OF THEIR APPLICATION FOR EXEMPTIVE RELIEF

1. SMC will not enter into a sub-advisory agreement with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the stockholders of the applicable Fund.

2. At all times, a majority of each Fund's Directors will be persons each of whom is not an "interested person" of that Fund defined in Section 2(a)(19) of the 1940 Act ("Disinterested Directors"), and the nomination of new or additional Disinterested Directors will be placed within the discretion of the then existing Disinterested Directors.

3. When a Sub-adviser change is proposed for a Fund with an Affiliated Sub-adviser, the Fund's Directors, including a majority of the Disinterested Directors, will make a separate finding, reflected in the Fund's board minutes, that such change is in the best interests of the Fund and its stockholders and does not involve a conflict of interest from which SMC or the Affiliated Sub-adviser derives an inappropriate advantage.

4. With respect to a structure in which multiple Sub-advisers are used for a single Fund, SMC will provide general management services to each such Fund, including overall supervisory responsibility for the general management and investment of such Fund's securities portfolios, and, subject to review and approval by the applicable Fund's Board of Directors, will (i) set the Funds' overall investment strategies; (ii) select Sub-advisers; (iii) allocate and, when appropriate, reallocate a Fund's assets among SMC and one or more Sub-advisers; (iv) monitor and evaluate the performance of the Sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-advisers comply with the relevant Fund's investment objectives, policies and restrictions.

5. Within 90 days of the hiring of any new Sub-adviser, SMC will furnish stockholders all information about the new sub-adviser that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Sub-adviser. SMC will meet this condition by providing stockholders with an information statement which meets the requirements of Regulation 14C and Schedule 14C under the 1934 Act. The information statement will also meet the requirements of Item 22 of
    Schedule 14A under the 1934 Act.

6. Each Fund will disclose in its respective Prospectus the existence, substance, and effect of any order granted pursuant to the Application. In addition, each Fund will hold itself out to the public as employing the management structure described in the Application. The prospectus relating to a Fund will prominently disclose that SMC has the ultimate responsibility to oversee Sub-advisers and recommend their hiring, termination and replacement.

7. Before a Fund may rely on the requested order, the operations of the Fund in the manner described in the Application will have been or will be approved by a majority of that Fund's outstanding voting securities, as defined in the 1940 Act. In the case of a Fund whose stockholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 6 above, such approval will be obtained from the sole initial stockholder before offering shares of such Fund to the public.

8. No director or officer of the Funds or director or officer of SMC will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a Sub-adviser except for (i) ownership of interests in SMC or any entity that controls, is controlled by or is under common control with SMC; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-adviser or an entity that controls, is controlled by or is under common control with a Sub-adviser.

                                    EXHIBIT C
                          INVESTMENT ADVISORY CONTRACT

THIS AGREEMENT, made this 1st day of November 1999, between SECURITY INCOME FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY MANAGEMENT COMPANY, LLC, a Kansas limited liability company (hereinafter referred to as the "Management Company"),

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, the Fund is authorized to issue shares of capital stock in separate Series, with each such Series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund currently offers shares in five separate series, including the Corporate Bond Series, the U.S. Government Series, the High Yield Series, and the Limited Maturity Bond Series, such series together with all other series subsequently established by the Fund with respect to which the Fund desires to retain the Management Company to render investment advisory services hereunder and with respect to which the Management Company is willing so to do, being herein collectively referred to as the "Series", and

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to each Series of the Fund with respect to the investment of its assets, and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Series of the Fund, subject always to the supervision of the Board of Directors of the Fund, during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

    In the event the Fund establishes additional series with respect to which it desires to retain the Management Company to render investment advisory services hereunder, it shall notify the Management Company in writing. If the Management Company is willing to render such services it shall notify the Fund in writing, whereupon such series shall become a Series subject to the terms and conditions hereunder, and to such amended or additional provisions as shall be specifically agreed to by the Fund and the Management Company in accordance with applicable law.

2.  INVESTMENT ADVISORY DUTIES.

    (a) The Management Company shall regularly provide each Series of the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend that securities shall be purchased and sold and what portion of the assets of each Series shall be held uninvested and shall arrange for the purchase of securities and other investments for and the sale of securities and other investments held in the portfolio of each Series. All investment advice furnished by the Management Company to each Series under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors (and any duly appointed committee thereof) with regard to the foregoing matters and the general conduct of the Fund's business.

    (b) Subject to the provisions of the Investment Company Act of 1940 (the "1940 Act") and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers (each a "Sub-adviser") to provide investment advisory services to any Series of the Fund. Each Sub-adviser shall have investment discretion with respect to the assets of the Series assigned to that Sub-adviser by the Management Company. The Management Company shall not be responsible or liable with respect to any investment decision made by a Sub-adviser, whether such decision be to purchase, sell or hold such investment. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Investment Manager may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

3.  PORTFOLIO TRANSACTIONS AND BROKERAGE.

    (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise, in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

    (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change in portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

    (c)  Subject  to any  statements  concerning  the  allocation  of  brokerage contained in the Fund's prospectus or statement of additional information, the Management Company is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If the transaction is directed to a broker providing brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

    (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

    (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained in utilizing the services of a broker.

4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. The Management Company will also provide the Fund with a president, a chief financial officer, and a secretary, subject to the approval of the Board of Directors, and will pay the salaries and expenses of such officers of the Fund who are also directors, officer or employees of the Management Company.

    Other than as specifically indicated in the preceding sentences, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; Board of Directors' fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions; taxes and governmental fees and any membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of the Fund's capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the Blue Sky laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing, printing and distributing reports, proxy statements, prospectuses, statements or additional information, notices and distributions to stockholders; costs of stationery; costs of stockholder and other meetings; expenses of maintaining the Fund's corporate existence; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and directors.

5.  COMPENSATION OF MANAGEMENT COMPANY.

    (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Fund shall pay the Management Company an annual fee equal to .60 percent of the average daily closing value of the net assets of High Yield Series of the Fund, and .50 percent of the average daily closing value of the net assets of Corporate Bond Series, Limited Maturity Bond Series, and U.S. Government Series of the Fund, computed on a daily basis. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

    (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if the total annual expenses of each Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's Class B Distribution Plan, but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses with the meaning of this paragraph (b).

6. MANAGEMENT COMPANY NOT TO RECEIVE COMMISSIONS. In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Management Company nor any officer or director of the Management Company shall act as principal or receive any compensation from the Fund other than its compensation as provided for in Section 5 above. If the Management Company, or any "affiliated person" (as defined in the Investment Company Act of 1940) receives any cash, credits, commissions or tender fees from any person in connection with transactions in the Fund's portfolio securities (including but not limited to the tender or delivery of any securities held in the Fund's portfolio), the Management company shall immediately pay such amount to the Fund in cash or as a credit against any then earned but unpaid management fees due by the Fund to the Management Company.

7. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, "Management Company" shall include directors, officers and employees of the Management Company, as well as that corporation itself.

8. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if in the opinion of the Management Company, particular securities are consistent with the investment objectives of, and are desirable purchases or sales for the portfolios of one or more Series and one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

9. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall become effective on November 1, 1999, provided that on or before that date it has been approved by the holders of a majority of the outstanding voting securities of each Series of the Fund. This Agreement shall continue in force until November 1, 2001, and for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, and the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval, or (b) by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the Investment Company Act of 1940). In the event a majority of the outstanding shares of one series vote for continuance of the Advisory Contract, it will be continued for that series even though the Advisory Contract is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

    This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, upon 60 days' written notice to the other party.

    This  Agreement   shall   automatically   terminate  in  the  event  of  its
    "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective corporate officers thereto duly authorized on the day, month and year first above written.

ATTEST:                                     SECURITY INCOME FUND

                                            By:
--------------------------------------          --------------------------------
Title:  Secretary                                          President

ATTEST:                                     SECURITY MANAGEMENT COMPANY, LLC

                                            By:
--------------------------------------          --------------------------------
Title:  Secretary                                          President

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


                  CORPORATE BOND SERIES OF SECURITY INCOME FUND
                         Annual Meeting of Stockholders
                                October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of


               CORPORATE BOND SERIES OF SECURITY INCOME FUND


     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.


     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
CORPORATE BOND SERIES OF SECURITY INCOME FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON DIRECTORS

1.   To elect six  directors to   FOR  AGAINST  FOR ALL   To withhold  authority
     serve  on  the   Board  of   ALL    ALL    EXCEPT    to vote, mark "For All
     Directors   of  the   Fund                           Except"  and write the
     until   the  next   annual                           nominee's   number  on
     meeting,  if any, or until                           the line below.
     their   successors   shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb,  Jr.,
     02) John D.  Cleland,  03)
     Penny A. Lumpkin, 04) Mark
     L.   Morris,    Jr.,   05)
     Maynard F.  Oliverius  and
     06) James R. Schmank.        |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN


2.   To ratify or reject the  selection of the firm of
     Ernst & Young LLP as independent  accountants for
     the Fund's current fiscal year.                     |_|     |_|       |_|

3a.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in  companies
     with less than three years' operating history.      |_|     |_|       |_|

3b.  To eliminate  the Fund's  fundamental  investment
     limitation concerning purchasing securities of an
     issuer in which the officers and directors of the
     Fund,  investment manager or underwriter own more
     than  5% of the  outstanding  securities  of such
     issuer.                                             |_|     |_|       |_|

3c.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning  diversification.            |_|     |_|       |_|

3d.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning share ownership of any one
     issuer.                                             |_|     |_|       |_|

3e.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investing  for control of
     portfolio companies.                                |_|     |_|       |_|

3f.  To  amend  the  Fund's   fundamental   investment
     limitation concerning underwriting.                 |_|     |_|       |_|

3g.  To  amend  the  Fund's   fundamental   investment
     limitation   regarding  buying  or  selling  real
     estate.                                             |_|     |_|       |_|

3h.  To  amend  the  Fund's   fundamental   investment
     limitation  regarding  commodities or commodities
     contracts.                                          |_|     |_|       |_|

3i.  To  amend  the  Fund's   fundamental   investment
     limitation concerning lending.                      |_|     |_|       |_|

3j.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning investment in puts, calls,
     straddles or spreads.                               |_|     |_|       |_|

3k.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in oil,  gas,
     mineral  leases  or  other  mineral   exploration
     development programs.                               |_|     |_|       |_|

3l.  To  amend  the  Fund's   fundamental   investment
     limitation concerning borrowing.                    |_|     |_|       |_|

3m.  To eliminate  the Fund's  fundamental  investment
     limitation   concerning   investment   in   other
     investment companies.                               |_|     |_|       |_|

3n.  To  amend  the  Fund's   fundamental   investment
     limitation concerning senior securities.            |_|     |_|       |_|

3o.  To eliminate  the Fund's  fundamental  investment
     limitation concerning restricted securities.        |_|     |_|       |_|

4.   To approve or disapprove an  arrangement  and new
     investment  advisory  contract  that would permit
     Security  Management  Company,  LLC,  the  Fund's
     investment adviser, with Board approval, to enter
     into or  amend  sub-advisory  agreements  without
     stockholder approval.                               |_|     |_|       |_|


To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.


-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


                 U.S. GOVERNMENT SERIES OF SECURITY INCOME FUND
                         Annual Meeting of Stockholders
                                October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of


                 U.S. GOVERNMENT SERIES OF SECURITY INCOME FUND


     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.


     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
U.S. GOVERNMENT SERIES OF SECURITY INCOME FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON DIRECTORS

1.   To elect six  directors to   FOR  AGAINST  FOR ALL   To withhold  authority
     serve  on  the   Board  of   ALL    ALL    EXCEPT    to vote, mark "For All
     Directors   of  the   Fund                           Except"  and write the
     until   the  next   annual                           nominee's   number  on
     meeting,  if any, or until                           the line below.
     their   successors   shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb,  Jr.,
     02) John D.  Cleland,  03)
     Penny A. Lumpkin, 04) Mark
     L.   Morris,    Jr.,   05)
     Maynard F.  Oliverius  and
     06) James R. Schmank.        |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN


2.   To ratify or reject the  selection of the firm of
     Ernst & Young LLP as independent  accountants for
     the Fund's current fiscal year.                     |_|     |_|       |_|

3a.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in  companies
     with less than three  years'  operating  history.   |_|     |_|       |_|

3b.  To eliminate  the Fund's  fundamental  investment
     limitation concerning purchasing securities of an
     issuer in which the officers and directors of the
     Fund,  investment manager or underwriter own more
     than  5% of the  outstanding  securities  of such
     issuer.                                             |_|     |_|       |_|

3c.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning  diversification.            |_|     |_|       |_|

3d.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning share ownership of any one
     issuer.                                             |_|     |_|       |_|

3e.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investing  for control of
     portfolio companies.                                |_|     |_|       |_|

3f.  To  amend  the  Fund's   fundamental   investment
     limitation concerning underwriting.                 |_|     |_|       |_|

3g.  To  amend  the  Fund's   fundamental   investment
     limitation   regarding  buying  or  selling  real
     estate.                                             |_|     |_|       |_|

3h.  To  amend  the  Fund's   fundamental   investment
     limitation  regarding  commodities or commodities
     contracts.                                          |_|     |_|       |_|

3i.  To  amend  the  Fund's   fundamental   investment
     limitation concerning lending.                      |_|     |_|       |_|

3j.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning investment in puts, calls,
     straddles or spreads.                               |_|     |_|       |_|

3k.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in oil,  gas,
     mineral  leases  or  other  mineral   exploration
     development programs.                               |_|     |_|       |_|

3l.  To  amend  the  Fund's   fundamental   investment
     limitation concerning borrowing.                    |_|     |_|       |_|

3m.  To eliminate  the Fund's  fundamental  investment
     limitation   concerning   investment   in   other
     investment companies.                               |_|     |_|       |_|

3n.  To  amend  the  Fund's   fundamental   investment
     limitation concerning senior securities.            |_|     |_|       |_|

3o.  To eliminate  the Fund's  fundamental  investment
     limitation concerning restricted securities.        |_|     |_|       |_|

4.   To approve or disapprove an  arrangement  and new
     investment  advisory  contract  that would permit
     Security  Management  Company,  LLC,  the  Fund's
     investment adviser, with Board approval, to enter
     into or  amend  sub-advisory  agreements  without
     stockholder approval.                               |_|     |_|       |_|


To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.


-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


              LIMITED MATURITY BOND SERIES OF SECURITY INCOME FUND
                         Annual Meeting of Stockholders
                                October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

            LIMITED MATURITY BOND SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
LIMITED MATURITY BOND SERIES OF SECURITY INCOME FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six  directors to   FOR  AGAINST  FOR ALL   To withhold  authority
     serve  on  the   Board  of   ALL    ALL    EXCEPT    to vote, mark "For All
     Directors   of  the   Fund                           Except"  and write the
     until   the  next   annual                           nominee's   number  on
     meeting,  if any, or until                           the line below.
     their   successors   shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb,  Jr.,
     02) John D.  Cleland,  03)
     Penny A. Lumpkin, 04) Mark
     L.   Morris,    Jr.,   05)
     Maynard F.  Oliverius  and
     06) James R. Schmank.        |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

2.   To ratify or reject the  selection of the firm of
     Ernst & Young LLP as independent  accountants for
     the Fund's current fiscal year.                     |_|     |_|       |_|

3a.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in  companies
     with less than three  years'  operating  history.   |_|     |_|       |_|

3b.  To eliminate  the Fund's  fundamental  investment
     limitation concerning purchasing securities of an
     issuer in which the officers and directors of the
     Fund,  investment manager or underwriter own more
     than  5% of the  outstanding  securities  of such
     issuer.                                             |_|     |_|       |_|

3c.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning  diversification.            |_|     |_|       |_|

3d.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning share ownership of any one
     issuer.                                             |_|     |_|       |_|

3e.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investing  for control of
     portfolio companies.                                |_|     |_|       |_|

3f.  To  amend  the  Fund's   fundamental   investment
     limitation concerning underwriting.                 |_|     |_|       |_|

3g.  To  amend  the  Fund's   fundamental   investment
     limitation   regarding  buying  or  selling  real
     estate.                                             |_|     |_|       |_|

3h.  To  amend  the  Fund's   fundamental   investment
     limitation  regarding  commodities or commodities
     contracts.                                          |_|     |_|       |_|

3i.  To  amend  the  Fund's   fundamental   investment
     limitation concerning lending.                      |_|     |_|       |_|

3j.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning investment in puts, calls,
     straddles or spreads.                               |_|     |_|       |_|

3k.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in oil,  gas,
     mineral  leases  or  other  mineral   exploration
     development programs.                               |_|     |_|       |_|

3l.  To  amend  the  Fund's   fundamental   investment
     limitation concerning borrowing.                    |_|     |_|       |_|

3m.  To eliminate  the Fund's  fundamental  investment
     limitation   concerning   investment   in   other
     investment companies.                               |_|     |_|       |_|

3n.  Not Applicable

3o.  To eliminate  the Fund's  fundamental  investment
     limitation concerning restricted securities.        |_|     |_|       |_|

4.   To approve or disapprove an  arrangement  and new
     investment  advisory  contract  that would permit
     Security  Management  Company,  LLC,  the  Fund's
     investment adviser, with Board approval, to enter
     into or  amend  sub-advisory  agreements  without
     stockholder approval.                               |_|     |_|       |_|

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.


-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


                    HIGH YIELD SERIES OF SECURITY INCOME FUND
                         Annual Meeting of Stockholders
                                October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

                 HIGH YIELD SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
HIGH YIELD SERIES OF SECURITY INCOME FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six  directors to   FOR  AGAINST  FOR ALL   To withhold  authority
     serve  on  the   Board  of   ALL    ALL    EXCEPT    to vote, mark "For All
     Directors   of  the   Fund                           Except"  and write the
     until   the  next   annual                           nominee's   number  on
     meeting,  if any, or until                           the line below.
     their   successors   shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb,  Jr.,
     02) John D.  Cleland,  03)
     Penny A. Lumpkin, 04) Mark
     L.   Morris,    Jr.,   05)
     Maynard F.  Oliverius  and
     06) James R. Schmank.        |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

2.  To ratify or reject the  selection  of the firm of
    Ernst & Young LLP as independent  accountants  for
    the Fund's current fiscal year.                      |_|     |_|       |_|

3a.  Not Applicable

3b.  To eliminate  the Fund's  fundamental  investment
     limitation concerning purchasing securities of an
     issuer in which the officers and directors of the
     Fund,  investment manager or underwriter own more
     than  5% of the  outstanding  securities  of such
     issuer.                                             |_|     |_|       |_|

3c.  Not Applicable

3d.  To  amend  the  Fund's   fundamental   investment
     limitation  concerning share ownership of any one
     issuer.                                             |_|     |_|       |_|

3e.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investing  for control of
     portfolio companies.                                |_|     |_|       |_|

3f.  To  amend  the  Fund's   fundamental   investment
     limitation concerning underwriting.                 |_|     |_|       |_|

3g.  To  amend  the  Fund's   fundamental   investment
     limitation   regarding  buying  or  selling  real
     estate.                                             |_|     |_|       |_|

3h.  To  amend  the  Fund's   fundamental   investment
     limitation  regarding  commodities or commodities
     contracts.                                          |_|     |_|       |_|

3i.  To  amend  the  Fund's   fundamental   investment
     limitation concerning lending.                      |_|     |_|       |_|

3j.  Not Applicable

3k.  To eliminate  the Fund's  fundamental  investment
     limitation  concerning  investment  in oil,  gas,
     mineral  leases  or  other  mineral   exploration
     development programs.                               |_|     |_|       |_|

3l.  To  amend  the  Fund's   fundamental   investment
     limitation concerning borrowing.                    |_|     |_|       |_|

3m.  To eliminate  the Fund's  fundamental  investment
     limitation   concerning   investment   in   other
     investment companies.                               |_|     |_|       |_|

3n.  Not Applicable

3o.  To eliminate  the Fund's  fundamental  investment
     limitation concerning restricted securities.        |_|     |_|       |_|

4.   To approve or disapprove an  arrangement  and new
     investment  advisory  contract  that would permit
     Security  Management  Company,  LLC,  the  Fund's
     investment adviser, with Board approval, to enter
     into or  amend  sub-advisory  agreements  without
     stockholder approval.                               |_|     |_|       |_|

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.


-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

               CAPITAL PRESERVATION SERIES OF SECURITY INCOME FUND
                         Annual Meeting of Stockholders
                                October 29, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of

               CAPITAL PRESERVATION SERIES OF SECURITY INCOME FUND

     held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on October 29, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------
CAPITAL PRESERVATION SERIES OF SECURITY INCOME FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS

1.   To elect six  directors to   FOR  AGAINST  FOR ALL   To withhold  authority
     serve  on  the   Board  of   ALL    ALL    EXCEPT    to vote, mark "For All
     Directors   of  the   Fund                           Except"  and write the
     until   the  next   annual                           nominee's   number  on
     meeting,  if any, or until                           the line below.
     their   successors   shall
     have been duly elected and
     qualified.

     01) Donald A. Chubb,  Jr.,
     02) John D.  Cleland,  03)
     Penny A. Lumpkin, 04) Mark
     L.   Morris,    Jr.,   05)
     Maynard F.  Oliverius  and
     06) James R. Schmank.        |_|    |_|      |_|     ______________________

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

2.   To ratify or reject the  selection of the firm of
     Ernst & Young LLP as independent  accountants for
     the Fund's current fiscal year.                     |_|     |_|       |_|

3a.  Not Applicable

3b.  Not Applicable

3c.  Not Applicable

3d.  Not Applicable

3e.  Not Applicable

3f.  Not Applicable

3g.  Not Applicable

3h.  Not Applicable

3i.  Not Applicable

3j.  Not Applicable

3k.  Not Applicable

3l.  Not Applicable

3m.  Not Applicable

3n.  Not Applicable

3o.  Not Applicable

4.   To approve or disapprove an  arrangement  and new
     investment  advisory  contract  that would permit
     Security  Management  Company,  LLC,  the  Fund's
     investment adviser, with Board approval, to enter
     into or  amend  sub-advisory  agreements  without
     stockholder approval.                               |_|     |_|       |_|

To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------